EXHIBIT 25


			   60 EAST 42ND STREET ASSOCIATES

				   FILE NO. 0-2670

				  POWER OF ATTORNEY



		   We, the undersigned general partners of 60 East 42nd

	 Street Associates ("Associates"), hereby severally constitute and

	 appoint Stanley Katzman and Richard A. Shapiro and each of them,

	 individually, our true and lawful attorneys with full power to

	 them and each of them to sign for us, and in our names and in the

	 capacities indicated below on behalf of Associates, any and all

	 reports or other statements required to be filed with the

	 Securities and Exchange Commission under Section 13 or 15(d) of

	 the Securities Exchange Act of 1934.

	      Signature              Title                    Date


	 /s/Donald A. Bettex
	    Donald A. Bettex         General Partner     August 10, 1996

	 /s/Ralph W. Felsten
	    Ralph W. Felsten         General Partner     August 6, 1996

	 /s/Stanley Katzman
	    Stanley Katzman          General Partner     August 6, 1996

	 /s/Peter L. Malkin
	    Peter L. Malkin          General Partner     August 6, 1996

	 /s/John L. Loehr
	    John L. Loehr            General Partner     August 6, 1996

	 /s/Richard A. Shapiro
	    Richard A. Shapiro       General Partner     August 6, 1996

	 /s/Thomas N. Keltner, Jr.
	    Thomas N. Keltner, Jr.   General Partner     August 6, 1996






	 STATE OF NEW YORK   )
			     : ss.:
	 COUNTY OF NEW YORK  )


		   On the 6th day of August, 1996 before me personally came

	 JOHN L. LOEHR, RALPH W. FELSTEN, STANLEY KATZMAN, PETER L. MALKIN,

	 RICHARD A. SHAPIRO and THOMAS N. KELTNER, JR., to me known to be

	 the individuals described in and who executed the foregoing

	 instrument, and acknowledged that they executed the same.


				       /s/Notary Public
					  NOTARY PUBLIC





































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	 STATE OF NEW YORK   )
			     : ss.:
	 COUNTY OF NEW YORK  )


		   On the 10th day of August, 1996 before me personally

	 came DONALD A. BETTEX, to me known to be the individual described

	 in and who executed the foregoing instrument, and acknowledged

	 that he executed the same.



				  /s/Notary Public
				     NOTARY PUBLIC






































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